PCS Commodity Strategy Fund

(the “Fund”)

Class A Shares (Symbol: PCYAX)

Class C Shares (Symbol: PCYCX)

Class I Shares (Symbol: PCYIX)

Supplement dated June 9, 2015

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated December 3, 2014, as amended December 19, 2014

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

Effective immediately, Roxanne Bennett is no longer a portfolio manager for the Fund. Accordingly, all references to Ms. Bennett in the portfolio management sections of Fund’s Prospectus and SAI are hereby removed. The Fund has and continues to be managed by the Fund’s other portfolio managers in addition to two new portfolio managers, Karl Foster and Carlton J. Chin. The disclosures in the Fund’s Prospectus and SAI have been revised as follows.

In the summary section of the Prospectus, under the heading “Portfolio Managers,” the table is deleted and replaced with the following:

Portfolio Managers	Primary Title	With the Fund since:
The Adviser
John D. Reese	Chief Executive Officer of the Adviser	September 2014
David F. Schink	Chief Operating Officer/General Counsel of the Adviser	September 2014
Alan Konn	Managing Director	September 2014
Carlton J. Chin	Managing Director	June 2015
Karl Foster	Senior Trader	June 2015

In the Prospectus, under the heading, “Management of the Fund—Portfolio Managers,” the following disclosure is added:

Carlton J. Chin. Mr. Chin is a managing director at Price Asset Management, Inc., where he is responsible for portfolio strategy and investment research. Mr. Chin is an associated person of Price Asset Management, Inc. and holds a Series 3 license. Mr. Chin is also a principal of CARAT / Adamah Capital LLC, firms which he founded originally in 1996, specializing in alternative investment strategies, managed futures, and quant research. From 1993 to 1996, Mr. Chin was a portfolio manager and head of research at Mount Lucas

Management and Beacon Management, Princeton-based registered investment advisors specializing in managed futures and commodities. From 1987 to 1993, Mr. Chin was an actuary and investment consultant for PwC (formerly Kwasha Lipton) where he focused on valuing pensions and growing the asset allocation and investment consulting business. Mr. Chin holds both B.S. and M.S. degrees from the Massachusetts Institute of Technology.

Karl Foster. Mr. Foster is the Senior Trader at Price Asset Management, Inc. which he joined in May 2013, to manage the trading of current fund products and to help develop new products to be offered by Price Asset Management and its affiliates. Mr. Foster earned a B.A. in Economics from Kenyon College in 1987. Mr. Foster is an associated person of Price Asset Management, Inc. and holds series 3, 7 and 66 licenses. Prior to joining Price Asset Management, Inc., Mr. Foster was Vice President of Institutional Managed Futures at E.D. & F. Man, which later became MF Global, a futures commission merchant where he marketed clearing and execution services to commodity pools and commodity trading advisors for 16 years. In 1995 Mr. Foster formed Probability Futures Management, a medium term trend following commodity trading advisor. Prior to joining E.D. & F. Man Mr. Foster worked for Gordon Financial, a commodity trading advisor, providing trade implementation, research and programming services. Before that Mr. Foster was operations manager at Steben Asset Management, a commodity pool operator.

In the SAI, under the heading, “Management of the Fund—Portfolio Managers,” the following disclosure is added:

Carlton J. Chin. Mr. Chin is a managing director at Price Asset Management, Inc., where he is responsible for portfolio strategy and investment research. Mr. Chin is an associated person of Price Asset Management, Inc. and holds a Series 3 license. Mr. Chin is also a principal of CARAT / Adamah Capital LLC, firms which he founded originally in 1996, specializing in alternative investment strategies, managed futures, and quant research. From 1993 to 1996, Mr. Chin was a portfolio manager and head of research at Mount Lucas Management and Beacon Management, Princeton-based registered investment advisors specializing in managed futures and commodities. From 1987 to 1993, Mr. Chin was an actuary and investment consultant for PwC (formerly Kwasha Lipton) where he focused on valuing pensions and growing the asset allocation and investment consulting business. Mr. Chin holds both B.S. and M.S. degrees from the Massachusetts Institute of Technology.

Karl Foster. Mr. Foster is the Senior Trader at Price Asset Management, Inc. which he joined in May 2013, to manage the trading of current fund products and to help develop new products to be offered by Price Asset Management and its affiliates. Mr. Foster earned a B.A. in Economics from Kenyon College in 1987. Mr. Foster is an associated person of Price Asset Management, Inc. and holds series 3, 7 and 66 licenses. Prior to joining Price Asset Management, Inc., Mr. Foster was Vice President of Institutional Managed Futures at E.D. & F. Man, which later became MF Global, a futures commission merchant where he marketed clearing and execution services to commodity pools and commodity trading advisors for 16 years. In 1995 Mr. Foster formed Probability Futures Management, a medium term trend following commodity trading advisor. Prior to joining E.D. & F. Man Mr. Foster worked for Gordon Financial, a commodity trading advisor, providing trade implementation, research and programming services. Before that Mr. Foster was operations manager at Steben Asset Management, a commodity pool operator.

In the SAI, under the heading, “Management of the Fund—Portfolio Managers,” the table under the sub-heading “Other Accounts Managed by the Portfolio Managers” is replaced with the following:

The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are as March 31, 2015, and have been rounded.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles
					Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Adviser
John D. Reese	0	$0	7	$158 million	0	$0
David F. Schink	0	$0	7	$158 million	0	$0
Alan Konn	0	$0	7	$158 million	110	$80 million
Carlton J. Chin	0	$0	7	$158 million	6	$2 million
Karl Foster	0	$0	7	$158 million	0	$0

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 3, 2014, as amended December 19, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-828-3242.